SEC 873    Potential persons who are to respond to the collection of information
(10/2000)  contained in this form are not required to respond unless the form displays a currently valid OMB control number.
--------------------------------------------------------------------------------
                                                             OMB APPROVAL
                                                        OMB Number: 3235-0060
                                                        Expires: March 31, 2003
                                                        Estimated average burden
                                                        hours per response: 1.25

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                January 17, 2002
                   Date of Report (Date of earliest reported)

                              TS&B Holdings, Inc.
             (Exact name of registrant as specified in its chapter)

            UTAH                     333-29903                   75-2337459
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number)             Identification No.)

5703 Red Bug Lake Road, Suite 226, Winter Springs, FL             32708
        (Address of principal executive office)                (Zip Code)

         Registrant's telephone number, including area code 407-649-8325

                                      N/A.
          (Former name or former address, if changed since last report)

Item 1 Change in Control of Registrant

Not applicable.

Item 2 Acquisition of Disposition of Assets

Not applicable.

Item 3 Bankruptcy and Receivership

Not applicable.

Item 4 Changes in Registrant's Accountant

On January 14, 2002 we dismissed our principal independent accounting firm,
Crouch, Bierwolf & Associates and hired B2d Semago, CPA's and Business Advisors.
The reports of Crouch, Bierwolf & Associates, for the 2001 fiscal year contained a "going concern" opinion. This opinion had no bearing on the change of auditor.
The Company had moved its headquarters to Florida and felt it best to engage a
Florida-based Certified Public Accounting firm. In connection with the audit of the Company's financial statements for the fiscal year ended June 30, 2001 and in the subsequent interim period, there were no disagreements with Crouch,
Bierwolf & Associates on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Crouch, Bierwolf & Associates would have cause
Crouch, Bierwolf & Associates to make reference to the matter in their report.
The Company has requested Crouch, Bierwolf & Associates furnish it a letter addressed to the Commission stating whether it agrees with the above statements.
A copy of that letter dated January 17, 2002 is filed as Exhibit 16.2 to this
Form 8-K.

On December 20, 2001, the Board of Directors approved the dismissal of Crouch,
Bierwolf & Associates as the principal independent accountants and the hiring of
B2d Semago in that capacity. The Board of Directors determined that B2d Semago would be better able to serve the needs of the Company in the future. During the
Company's fiscal year ended June 30, 2001, and the subsequent interim period prior to engaging B2d Semago, the Company has not consulted B2d Semago regarding
(i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and no written report was provided to the Company and no oral advise was provided that B2d Semago concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii)
any matter that was either the subject of a disagreement (as defined in paragraph 304(a) (1) (iv) of Regulation S-K) or a reportable event (as described in paragraph 304 (a)(1)(v) of Regulation S-K). B2d Semago has reviewed the disclosure contained herein and agrees with the same.

Item 5 Other Events and Regulation FD Disclosure.

Not applicable.

Safe Harbor Statement

The statements made in this release constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.
Factors that would cause or contribute to such differences include, but are not limited to, changing economic conditions, interest rates trends, continued
acceptance of the Company's products in the marketplace, competitive factors and other risks detailed in the Company's periodic report Filings with the
Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Item 6 Resignations of Registrant's Directors

Not applicable.

Item 7 Financial Statements and Exhibits

(B) Exhibits
          16.1  Letter to Crouch, Bierwolf & Associates, P.A.
          16.2  Letter of Consent to Change in Auditor by Crouch, Bierwolf &
                Associates, P.A.

Item 8 Changes in Fiscal Year

Not applicable.

Item 9 Regulation FD Disclosure

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TS & B Holdings, Inc.
                                                      (Registrant)

Date January 17, 2002                      By: /s/ Roy Y. Salisbury
                                               ROY Y. SALISBURY,
                                               Chief Executive Officer